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Press Release

Imperva Announces Agreement to be Acquired by Thoma Bravo

Upon closing, Imperva will operate as a privately-held company with a continued focus to lead the fight to keep data and applications safe from cybercriminals

REDWOOD SHORES, Calif.—(BUSINESS WIRE)—Oct. 10, 2018— Imperva, Inc. (NASDAQ: IMPV), a leading global provider of best-in-class cybersecurity solutions on-premises, in the cloud and across hybrid environments, today announced it entered into a definitive agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. Upon the close of the transaction, Imperva will operate as a privately-held company with the flexibility to focus on execution and drive to be a world-class profitable growth company.

Under the terms of the agreement, Imperva stockholders will receive $55.75 per share in cash in a transaction valued at approximately $2.1 billion. Imperva’s Board of Directors unanimously approved the agreement and believes the transaction will maximize stockholder value.

“Thoma Bravo has an excellent track record of supporting and adding value to leading cybersecurity companies, and we are delighted to bring on a partner with their caliber of strategic expertise,” said Chris Hylen, President and CEO of Imperva. “This transaction will provide immediate and substantial value to Imperva stockholders. The company will have greater flexibility to focus on executing our long-term strategy. We are excited to begin our partnership with Thoma Bravo.”

“Thoma Bravo has long admired Imperva’s innovative products and strong market position,” said Seth Boro, a Managing Partner at Thoma Bravo. “As a leading company that protects data and applications, regardless of whether they live in the cloud, on-premise or in a hybrid environment, Imperva is ahead of the curve from the rest of the cybersecurity industry, and we’re thrilled with this exciting partnership.”

“Digital transformations are occurring in virtually every industry and at accelerating speeds. Software applications and data are at the epicenter of this new digital economy and are increasingly under cyberattack. We believe Imperva’s market leading technology will continue to play a huge role in protecting the broader digital economy,” said Chip Virnig, a Partner at Thoma Bravo. “Our expertise and track record investing in cybersecurity fits squarely with Imperva’s long-term roadmap, and we look forward to advancing the Company’s market position in this rapidly-growing security segment.”

Imperva will maintain its corporate headquarters in Redwood Shores, California and continue to be led by its current executive team.

Terms

Imperva stockholders will receive $55.75 per share in cash upon the closing. The transaction is valued at approximately $2.1 billion and is currently expected to close late in the fourth quarter of 2018 or early in the first quarter of 2019, subject to approval by Imperva’s stockholders and regulatory authorities and the satisfaction of customary closing conditions.

The merger agreement provides for a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. During this period, Imperva will have the right to terminate the merger agreement to enter into a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance this 45-day “go-shop” period will result in a superior proposal. Imperva does not intend to disclose developments about this process unless and until its Board has made a decision with respect to any potential superior proposal.

For further information regarding the terms and conditions of the definitive merger agreement, please see Imperva’s Current Report on Form 8-K filed in connection with this transaction.

Advisors

Qatalyst Partners is acting as financial advisor to Imperva and Fenwick & West LLP is serving as Imperva’s legal advisor. Kirkland & Ellis LLP is serving as legal advisor to Thoma Bravo.

About Imperva

Imperva is a leading cybersecurity company that delivers best-in-class solutions to protect data and applications - wherever they reside - on-premises, in the cloud, and across hybrid environments. The company’s Incapsula, SecureSphere, and CounterBreach product lines help organizations protect websites, applications, APIs, and databases from cyberattacks while ensuring compliance. Imperva innovates using data, analytics, and insights from our experts and our community to deliver simple, effective and enduring solutions that protect our customers from cybercriminals. Learn more at www.imperva.com, our blog, or Twitter.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems and TravelClick. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “will,” “long-term,” “roadmap,” “potential,” “continue,” “strategy,” “believe,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Imperva’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPERVA ANNOUNCES PRELIMINARY THIRD QUARTER 2018 FINANCIAL RESULTS

Redwood Shores, Calif. – October 10, 2018 – Imperva, Inc. (NASDAQ: IMPV), a leading global provider of best-in-class cybersecurity solutions on-premises, in the cloud, and across hybrid environments, today announced preliminary financial results for the third quarter ended September 30, 2018.

Based on preliminary financial information, Imperva currently expects to report total revenue for the third quarter of 2018 in the range of $90.0 million to $92.0 million. Imperva also expects to report billings in the third quarter of 2018 in the range of $103.0 million to $105.0 million.

Imperva expects to report non-GAAP operating income in the third quarter of 2018 in the range of $8.0 million to $10.0 million, and expects to report non-GAAP net income per share in the range of $0.20 to $0.25 using approximately 35.7 million weighted average shares, based on preliminary financial information. Preliminary non-GAAP operating income and non-GAAP net income per share results exclude stock-based compensation, amortization of purchased intangibles, acquisition-related expense, and facility exit costs. Imperva will provide detail on these excluded items when it releases full financial results for the third quarter of 2018. Imperva also expects to report that it ended the third quarter of 2018 with approximately $305 million in cash, cash equivalents, and short-term investments, and no debt on the balance sheet.

Third quarter 2018 preliminary results are subject to change based on the completion of Imperva’s normal quarter-end review process.

In addition, Imperva today announced it entered into a definitive agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. As a result, Imperva does not plan to host an earnings conference call to discuss financial results and the previously announced financial analyst and investor day will be cancelled.

Non-GAAP Financial Measures

Imperva reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP). To supplement Imperva’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Imperva uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of Imperva’s operations as determined in accordance with GAAP.

The non-GAAP financial measures used by Imperva include billings, non-GAAP operating income and non-GAAP basic and diluted income per share. These non-GAAP financial measures exclude stock-based compensation, amortization of purchased intangibles, acquisition-related expenses, and facility exit costs. Billings include the change in deferred revenue, excluding the impact of any deferred revenue balances acquired from business combination(s) during the period.

Imperva expects the change in deferred revenue for the three months ended September 30, 2018, excluding the impact of the deferred revenue balance acquired from Prevoty, to be approximately $13.0 million.

Imperva believes it is appropriate to exclude or give effect to certain items in its non-GAAP financial measures for the following reasons:

Stock-based Compensation. When evaluating the performance of its consolidated results, Imperva does not consider stock-based compensation expense. Likewise, the Imperva management team excludes stock-based compensation expense from its operating plans. In contrast, the Imperva management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Imperva places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.

Imperva excludes stock-based compensation expense from its non-GAAP financial measures primarily because it does not consider such expense as part of its ongoing operating results when assessing the performance of its business, and the exclusion of the expense facilitates the comparison of current period results with results from prior periods.

Amortization of Purchased Intangibles. When analyzing the operating performance of an acquired entity, Imperva’s management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, Imperva’s management excludes the GAAP impact of acquired intangible assets to its financial results. Imperva believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Imperva generally recognizes expense for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, Imperva generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Imperva believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Acquisition-related Expense. Imperva completed the acquisition of Prevoty during the third quarter of 2018 and also announced today that it entered into a definitive agreement to be acquired by Thoma Bravo, LLC. Imperva has incurred legal, accounting, advisory and other transaction-related expense in connection with these transaction and excluded the associated acquisition-related expenses from its non-GAAP financial measures because they are not representative of ongoing operating costs. Imperva does engage in acquisitions on a predictable cycle and the expenses from these transactions vary significantly and are unique to each transaction. Imperva records acquisition-related expense as operating expense when incurred. As a result, when they occur, these expenses affect comparability from period to period and Imperva believes that investors benefit from a supplemental non-GAAP financial measure that excludes these expenses to facilitate the comparison of current period results with the results from prior periods.

Facility Exit Costs. In September 2018, Imperva exited and subleased a portion of its facilities located in Redwood Shores, California and recorded charges in connection with the exit. These charges are not representative of ongoing costs to the business as they were part of a site consolidation plan that has been completed and is not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operations.

Billings. Imperva believes giving effect to the change in deferred revenue for the period, while excluding the impact of any deferred revenue balances acquired from business combination(s) during the period provides management and investors with important information about the health of the business particularly as sales of subscription and support services and related renewals grow.

Imperva has not provided a reconciliation of non-GAAP operating income and non-GAAP net income per share to their comparable GAAP financial measures because it could not produce the corresponding GAAP financial measures by the date of this press release without unreasonable effort. GAAP results and a detailed reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure will be presented in connection with Imperva’s press release reporting full financial results for the third quarter of 2018.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding Imperva’s third quarter 2018 revenue, billings, non-GAAP operating income and non-GAAP net income per share results. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include that the financial results presented in this press release are preliminary and may change upon Imperva’s completion of the financial closing and quarter end review process; and the other risks detailed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on August 3, 2018; and the other risks detailed in our other SEC filings. You can obtain copies of Imperva’s SEC filings on the SEC’s website at www.sec.gov.

The foregoing information represents Imperva’s outlook only as of the date of this press release, and Imperva undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.

About Imperva

Imperva® is a leading cybersecurity company that delivers best-in-class solutions to protect data and applications – wherever they reside – on-premises, in the cloud, and across hybrid environments. The company’s Incapsula, SecureSphere, and CounterBreach product lines help organizations protect websites, applications, APIs, and databases from cyberattacks while ensuring compliance. Imperva innovates using data, analytics, and insights from our experts and our community to deliver simple, effective and enduring solutions that protect our customers from cybercriminals. Learn more at www.imperva.com, our blog, or Twitter.

© 2018 Imperva, Inc. All rights reserved. Imperva, the Imperva logo, CounterBreach, Incapsula, SecureSphere, ThreatRadar, Camouflage along with its design, and Prevoty are trademarks of Imperva, Inc. and its subsidiaries.

Additional Information and Where to Find It

In connection with Imperva’s proposed acquisition transaction, Imperva will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Investor Relations Contact Information

Sunil Shah

650.832.6852

IR@imperva.com

Sunil.Shah@imperva.com

From: Chris Hylen

To: Everybody

Subj: Imperva Announces Agreement to be Acquired by Thoma Bravo

Date: Weds, Oct 10, 2018

Hi everyone,

Today we announced that we have entered into an agreement to be acquired by Thoma Bravo, a leading technology-focused private equity firm. You can read today’s press release here. This decision was made by the Board of Directors in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value. I am in full support of this decision.

In addition, we believe it’s the right next step in our journey to enable our vision and strategy to Transform, Accelerate, Simplify our business. Today’s news means that Imperva will be a privately-owned company after the transaction closes, which we expect will occur late in the fourth quarter of 2018 or early in the first quarter of 2019.

Why Go Private

Our business is undergoing a transition to a primarily subscription-based revenue model, and as we’ve seen from our Q2 and Q3 preliminary results (see today’s press release here), we are off to a good start. However, these transitions are very difficult and tough to predict — and as a public company, they are far more complex and challenging to navigate in the short- and long-term. As a private entity, we can be better positioned to focus on execution and drive to be a “world-class profitable growth company”. In addition, we believe it is better for our current stockholders to take the certainty of the $55.75 stock price (reflecting a premium of 30% to Imperva’s unaffected closing prices as of October 9, 2018) vs the uncertainty of the market and execution risks as evidenced by the long-term volatility in our stock.

About Thoma Bravo

Thoma Bravo is one of the most experienced and successful private equity firms in the U.S., providing financial, strategic and operating support to businesses and their management teams.

They are deeply knowledgeable about our industry and recognize the value that Imperva delivers.

Thoma Bravo has other well-known security companies in their portfolio, including SailPoint, LogRhythm, Barracuda Networks, Centrify and Digicert.

Throughout this process, some of us have come to know the Thoma Bravo team, and we are fully confident that they are the right partner for us both strategically and culturally. They have the highest praise for our team, our innovation, the leadership position we’ve earned in the market, and understand the challenges and opportunities we face in our transition to a primarily subscription-based revenue model. They are eager to partner with us to take us to the next level and achieve even greater success.

What to Expect Next

Today’s announcement is the first step in a process that will take several months to complete. We now enter a 45-day “go-shop” period under the merger agreement, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. We have the right to terminate the merger agreement to enter into a superior proposal, subject to the terms and conditions of the merger agreement.

If we do not terminate the agreement with Thoma Bravo, we can expect the transaction to be completed late in the fourth quarter of 2018 or early in the first quarter of 2019 (subject to expiration of the go-shop period, stockholder approval, certain regulatory approvals, and other customary closing conditions).

Until then, it’s business as usual — or better known by many of you as “the plan is the plan until we change the plan.” We continue to pursue the same vision and strategy, and we remain focused on execution. The CEO Staff visit to Israel at the end of the month for Engage 2010 will continue as planned. Investor Day is cancelled. I know there are questions about what this means for you and we will seek to answer all of your questions in the coming days and weeks. I will host an All Hands meeting tomorrow, Thursday, October 11th at 8:00 a.m. PDT. In addition, next week I will be in Israel where I will host another All Hands. Representatives from Thoma Bravo will be joining us for both All Hands meetings. You will receive invitations with further details.

(NOTE: We will not be recording the All Hands sessions, so please attend live to stay informed.)

In the meantime, if you have any questions please feel free to visit our Office Hours, which will be hosted daily over the next several weeks. I’ve also attached FAQs for your reference. Additionally, leaders across our main sites will be present and available to answer your questions.

Communications Guidelines

During the period between now and close, it’s critically important that we adhere to the communications guidelines below. As a public company, Imperva has strict disclosure obligations to which it must adhere when communicating about this transaction. To that end:

•

Social Media: You are permitted to re-post any announcement the company has made public. However, you should not use social media to comment on or speculate about the transaction or post internal materials. (See Social Media Policy here.)

•	All Hands: We will be holding live sessions and will not be recording, so you are expected to attend a live session to stay informed.

•

Slack: We will only communicate about the transaction in live sessions or email. We will not be communicating any information about the transaction using Slack, and will not host a Slack channel on the subject.

•

Competitively Sensitive Information: Until the transaction closes, we must continue to operate as an independent company and should not be sharing competitively sensitive information with Thoma Bravo or any of their affiliated companies or coordinating any sales or marketing activities with them. If you have concerns about information you are being asked to provide please contact Shu White, General Counsel.

•	External Inquiries: if you receive any external inquiries, please direct them to the following leads:

•	Media inquiries to Tami Casey (Public Relations)

•	Investor inquiries to Sunil Shah (Investor Relations)

•	Analyst inquiries to Heli Erickson (Analyst Relations)

•	Customer inquiries to Mike Kietzman (Customer Care)

•	Partner inquiries to Jim Ritchings (Channel Partners)

We all have much to be proud of in all that we have done as a company leading up to this transition. You maintained your focus and resolve to deliver on our strategy and business outcomes despite the many challenges associated with transformation. You have embraced One Imperva and are delivering against our Credo on a daily basis. You have demonstrated resilience in the face of adversity and commitment in times of uncertainty. You have given me the opportunity to lead even when you disagreed with some of my decisions.

I want to recognize and thank you for all of that and ask you to continue to do so. Let’s stay true to our strategy, ourselves and each other as we enter this next phase of our transformation. As I have told our partners at Thoma Bravo on more than one occasion – I believe we have the right strategy, the right team and the right culture to build a company that is widely admired and respected. I can say this because I have witnessed firsthand your accomplishments and determination to get it right.

Thank you for everything.

-Chris

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “may,” “will,” “potential,” “continue,” “strategy,” “believe,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Imperva’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FAQs

These FAQs are intended to support conversations leaders are having with teams and employees.

It serves as a tool to ensure we’re consistent in how we address questions about the acquisition.

1)	What was announced regarding Imperva and Thoma Bravo?

Imperva has entered into a definitive agreement to be acquired by leading private equity investment firm Thoma Bravo for $55.75 per share in cash in a transaction valued at approximately $2.1 billion. When the transaction is completed, Imperva will be a privately-owned company.

2)	Why did the Board decide to approve the acquisition?

This decision was made by the Board of Directors in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value.

In addition, we believe that this acquisition is the right next step in our journey that will:

•	Enable our vision and strategy to Transform, Accelerate, Simplify our business.

•	Give us added flexibility and focus as a private company as we transition to a subscription-based revenue model.

3)	Why now?

In addition to maximizing value for our stockholders, we recognize that Imperva is undergoing a transition to a subscription-based revenue model. As we’ve seen from our Q2 and Q3 results, we are off to a good start. However, these transitions are difficult and tough to predict — and as a public company, they are far more complex and challenging to navigate.

As a private company, we will be better positioned to focus on execution and drive to be a “world-class profitable growth company”. We believe it is better for our current stockholders to take the certainty of the $55.75 stock price (reflecting a premium of 30% to Imperva’s unaffected closing price as of October 9, 2018) vs the uncertainty of the market as evidenced by the long-term volatility in our stock.

4)	Who is Thoma Bravo?

Thoma Bravo is a leading technology-focused private equity firm that is known for its successful history of investments in the cybersecurity, application software, infrastructure software, and technology-enabled services sectors. Thoma Bravo has other well-known security companies in their portfolio, including SailPoint, LogRhythm, Barracuda Networks, Centrify and Digicert. Thoma Bravo is a strong financial partner with substantial experience and expertise. They’ve been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners. We intend to leverage Thoma Bravo’s deep industry experience to achieve these objectives.

5)	Will we get regular updates throughout the go-shop period?

We do not intend to provide updates or disclose developments regarding potential alternative acquisitions proposals until the Board of Directors makes a decision with respect to any potential superior proposal.

6)	What does “closing” of this transaction entail and when will it happen?

Now that the merger agreement has been signed and the transaction has been announced, Imperva and Thoma Bravo will begin to prepare for closing. There are multiple regulatory filings that must be made, including antitrust filings and SEC filings, which can take several months. The transaction also is subject to approval by our stockholders.

In addition, the merger agreement provides for a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Imperva has the right to terminate the merger agreement to enter into a superior proposal, subject to the terms and conditions of the merger agreement.

We expect the transaction to close during late in the fourth quarter of 2018 or early in the first quarter of 2019. Until then, it is business as usual at Imperva and we need all team members to remain focused on execution.

7)	What are the benefits of this transaction for Imperva employees?

As a private company, we expect to be able to focus on the long-term growth of our business and strategy and work toward providing a strong future for Imperva and our employees, customers and partners.

8)	Why did Thoma Bravo choose Imperva?

Thoma Bravo has long-admired Imperva’s innovative products and strong market position. As a leading company that protects data and applications, regardless of whether they live in the cloud, on-premise or in a hybrid environment, Imperva is ahead of the curve from the rest of the cybersecurity industry. Thoma Bravo is thrilled with this exciting partnership.

9)	What does Thoma Bravo bring to the table in terms of expertise?

Thoma Bravo is one of the most experienced and successful private equity firms in the U.S., providing financial, strategic and operating support to businesses and their management teams. They are deeply knowledgeable about our industry and recognize the value that Imperva delivers.

Throughout this process, some of us have come to know the Thoma Bravo team, and we are fully confident that they are the right partner for Imperva both strategically and culturally. They have the highest praise for our team, our innovation, and the leadership position we’ve earned in the market, and understand the challenges and opportunities we face in our transition to a subscription-based revenue model. They are eager to partner with us to achieve even greater success.

10)	Are there any immediate changes that Thoma Bravo is expected to make? How will this affect the day-to-day operations at Imperva?

The transaction has not yet closed, and at this time things remain business as usual. Imperva will continue to operate as an independent business prior to the close of the transaction.

11)	Will there be layoffs as a result of the transaction?

As we approach the close of the deal, we will provide material updates as they become available.

12)	Will there be changes in the executive leadership team as part of this transaction?

The transaction has not yet closed, and at this time things remain business as usual. Imperva will continue to be led by its current executive team.

13)	Will the headquarters remain in the same location?

Imperva will continue to be headquartered in Redwood Shores, CA.

14)	Who do I go to with questions about this announcement?

Please consult with a member of CEO Staff.

15)	How are external questions from the media, investors and customers being handled?

If you receive any external inquiries, whether from the media, investors, customers or otherwise, please direct them to the following:

Media inquiries to Tami Casey (Public Relations)

Investor inquiries to Sunil Shah (Investor Relations)

Analyst inquiries to Heli Erickson (Analyst Relations)

Customer inquiries to Mike Kietzman (Customer Care)

Partner inquiries to Jim Ritchings (Channel Partners)

Please note that it remains business as usual and use the responses below to assist you if you receive questions from your customers, partners or vendors.

16)	What changes in Imperva’s business should we expect when we are no longer a public company?

Until the deal closes, Imperva will continue to be a public company and we expect things to remain business as usual. When we are a private company we will continue to innovate, provide best-in-class security solutions and stay focused on delivering for our customers.

17)	Will there be any impact on our current product vision and roadmap?

We are continuing to innovate and invest in our product strategy to reinforce our leadership position in data and application protection. We will leverage Thoma Bravo’s deep industry experience that can help us deliver the best solutions and products efficiently and effectively to the market. They are invested in and are excited about our products and differentiation in the market.

18)	Does Thoma Bravo subscribe to our core values?

Throughout this process, the executive leadership team has come to know the Thoma Bravo team, and we are fully confident that they are the right partner for Imperva both strategically and culturally. Thoma Bravo has the highest praise for our team members, our innovation, and the reputation we’ve earned in the market, and understand the challenges and opportunities that we face in our transition to a subscription-based revenue model. They are now eager to partner to achieve even greater success.

19)	What’s happening with Analyst Day?

We are cancelling the Analyst Day event previously scheduled for November 15. We also do not plan to host an earnings conference call this quarter.

COMPENSATION & BENEFITS FAQs

20)	What changes are expected to salary and bonus?

We expect base compensation and seniority levels to be carried over.

21)	What happens to our Q3/Q4 bonus?

Q3 and Q4 bonuses remain the same and will continue to be paid to eligible employees based on company (or Prevoty) achievement targets, as applicable.

22)	What will happen to my vacation days?

Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.

23)	Will my benefits package change when Imperva is no longer a public company?

Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.

24)	Am I able to sell my Imperva shares prior to the transaction closing?

Until the transaction closes – subject to compliance with the Imperva Insider Trading Policy and quarterly blackout periods—you are permitted to sell Imperva shares. However, Imperva may impose a special blackout period a few days before the transaction closes to better administer the closing of the transaction.

Please contact StockAdmin@imperva.com if you have any questions.

25)	What will happen to my owned shares of Imperva once the transaction closes?

If you own shares of Imperva stock including any shares you may purchase as a current participant in the ongoing ESPP offering period (see “What will happen to the ESPP?” below), at the time the transaction is completed (referred to as the “closing”), you will receive a cash payout equal to the number of Imperva shares you own multiplied by $55.75. Following the closing, Imperva stockholders will receive letters of transmittal from the paying agent in the transaction, which Imperva stockholders will need to complete and submit to receive payment. Further details will be provided closer to the closing date.

26)	What will happen to my restricted stock units (“RSUs”)?

Vested RSUs: If you own shares of Imperva stock that were already issued to you upon the previous vesting of your outstanding RSUs, they will be canceled at the time of the closing of the transaction and converted into the right to receive a cash payment equal to $55.75 for each share, less any applicable withholding and without interest. This cash payment for your shares will be paid shortly following the closing.

Unvested RSUs: If you hold unvested and outstanding RSUs as of immediately prior to the closing of the transaction, their current vesting schedule will be honored. These RSUs will be canceled at the closing and converted into the contingent right to receive a cash payment equal to $55.75 for each unvested share subject to the RSU. This cash payment will not be paid at the closing and will instead be subject to the same vesting conditions as your canceled unvested RSUs so that the timing of your right to receive the portion(s) of this payment remains constant and remains contingent on you remaining employed with us following the closing. Following the satisfaction of the underlying vesting conditions, the cash payment will be paid to you, less any applicable withholding and without interest.

27)	What will happen to my stock options?

If you hold vested and outstanding options as of immediately prior to the closing of the transaction, they will be cancelled at the time of the closing of the transaction and converted into the right to receive a cash payment equal to the excess (if any) of the per share consideration of $55.75 over the exercise price of the option, multiplied by the number of vested shares subject to the option, less any applicable withholding and without interest. This cash payment for your vested options will be paid shortly following the closing.

If you hold unvested and outstanding options as of immediately prior to the closing of the transaction, they will be cancelled at the closing and converted into the contingent right to receive a cash payment equal to the excess (if any) of the per share consideration of $55.75 over the exercise price of the option, multiplied by the number of unvested shares subject to the option. This cash payment will not be paid at closing and will instead be subject to the same vesting conditions as your cancelled unvested options so that the timing of your right to receive the portion(s) of this payment remains constant and is contingent on you remaining employed with us following the closing. Following the satisfaction of the underlying vesting conditions, the cash payment will be paid to you, less any applicable withholding and without interest.

If you hold vested or unvested outstanding options as of immediately prior to the closing of the transaction with an exercise price equal to or greater than $55.75, such options will be terminated at closing without any cash payment.

28)	What will happen to the Employee Stock Purchase Plan (ESPP)?

Before the closing of the transaction, the ESPP will continue to operate according to its terms, except the current offering period will end on the earlier of (a) November 15th (the next regularly scheduled purchase date) or (b) immediately prior to the closing. On the final purchase date, all of your accumulated ESPP payroll contributions will be used to purchase shares, and the ESPP will terminate with that final purchase. There will no additional offering periods after the final purchase date.

Further details will be provided closer to the final purchase date. Once the transaction closes, as a private company, Imperva will no longer have an ESPP.

29)	What happens to my stock options, RSUs and ESPP rights if I leave Imperva before the closing of the transaction?

Generally, if your employment terminates for any reason before the closing of the transaction, any unvested stock options and unvested RSUs that you then hold will be canceled on your termination date. In addition, if your termination date occurs before the final purchase date under the ESPP (as described above), your accumulated ESPP payroll contributions will be refunded to you without interest, and we will not purchase shares for you under the ESPP on the final purchase date.

Vested stock options generally must be exercised within three months from your last day with Imperva in accordance with the applicable equity plan and stock option agreement, but you must confirm the applicable deadline in your stock option agreement because you may have a shorter time to exercise. If you have a shorter time, it is typically one month from your last day. Stock options may not be exercised on or after the closing. See “What will happen to my stock options?” above to understand what will happen to your unexercised options prior to closing. Imperva may impose an exercise deadline several days prior to the closing to better administrate the closing process.

30)	I’m from the Prevoty team. How will this change impact my bonus and RSUs?

You remain eligible for bonuses under your existing bonus plan. See “What changes are expected to salary and bonus?” and “What happens to our Q3/Q4 bonus?” above. Your stock options and RSUs will be treated the same as any other outstanding stock options and RSUs. See “What will happen to my RSUs?” and “What will happen to my stock options?” above for more information.

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “may,” “will,” “should,” “could,” “estimate,” “predict,” “potential,” “continue,” “strategy,” “believe,” “anticipate,” “plan,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Imperva’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Functional All Hands October 10, 2018

ACCELERATE our Go-to-Market Three-Year Strategy – Our Plan to Win Vision How We Do It Growth Priorities Lead the world's fight on behalf of our customers and their customers to keep data and applications safe from cyber criminals How We Will Win TRANSFORM into the world’s leading hybrid security company SIMPLIFY doing business with Imperva True North Deliver “Best We Can Be” results in the current period for employees, customers, and shareholders while building the foundation for a stronger future Outcomes EMPLOYEES Create a great place to work CUSTOMERS Achieve top NPS ratings among our peer group SHAREHOLDERS Achieve 10% ROIC among our peer group Mission Deliver best-in-class cybersecurity solutions on premises, in the cloud, and across hybrid environments Invest in world-class CLOUD experiences Innovate using data, analytics, best of breed software and our community's expertise to deliver simple, effective, and enduring protection for our customers Create actionable INSIGHTS through data and analytics Deliver innovative NEW SERVICES that extend our offerings

What We're Doing & Why

© 2016 Imperva, Inc. All rights reserved.

IMPERVA

What We’re Doing & Why

What We’re Doing & Why WHAT Imperva has entered into an agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. We will enter a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Once an acquisition is closed (subject to completion of customary closing conditions, including receipt of regulatory and stockholder approvals), Imperva will be a private company.

What We’re Doing & Why WHAT Imperva has entered into an agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. We will enter a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Once an acquisition is closed (subject to completion of customary closing conditions, including receipt of regulatory and stockholder approvals), Imperva will be a private company. WHY (Strategic Rationale) This decision was made in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value. We believe that this acquisition will enable our vision and strategy: Transform, Accelerate, Simplify our business.

What We’re Doing & Why WHAT Imperva has entered into an agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. We will enter a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Once an acquisition is closed (subject to completion of customary closing conditions, including receipt of regulatory and stockholder approvals), Imperva will be a private company. WHY (Strategic Rationale) This decision was made in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value. We believe that this acquisition will enable our vision and strategy: Transform, Accelerate, Simplify our business. TRANSFORM Imperva is undergoing a business model shift to subscription-based revenue. These transitions are difficult and tough to predict ... and as a public company, they are far more complex and challenging to navigate. The acquisition gives us added flexibility and focus as a private company as we transition to a subscription-based revenue model.

What We’re Doing & Why WHAT Imperva has entered into an agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. We will enter a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Once an acquisition is closed (subject to completion of customary closing conditions, including receipt of regulatory and stockholder approvals), Imperva will be a private company. WHY (Strategic Rationale) This decision was made in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value. We believe that this acquisition will enable our vision and strategy: Transform, Accelerate, Simplify our business. TRANSFORM Imperva is undergoing a business model shift to subscription-based revenue. These transitions are difficult and tough to predict ... and as a public company, they are far more complex and challenging to navigate. The acquisition gives us added flexibility and focus as a private company as we transition to a subscription-based revenue model. ACCELERATE As we’ve seen from our Q2 and Q3 results, we are off to a good start As a private entity, we can be better positioned to focus on execution and drive to be a “world-class profitable growth company”. Thoma Bravo brings deep cybersecurity expertise, financial partnership, operational rigor and resources to help us scale and grow

What We’re Doing & Why WHAT Imperva has entered into an agreement to be acquired by leading private equity technology investment firm Thoma Bravo, LLC. We will enter a 45-day “go-shop” period, during which Imperva’s Board and advisors may actively solicit alternative acquisition proposals and enter into negotiations with other parties. Once an acquisition is closed (subject to completion of customary closing conditions, including receipt of regulatory and stockholder approvals), Imperva will be a private company. WHY (Strategic Rationale) This decision was made in the best interest of Imperva and its stockholders. The Board unanimously determined that this acquisition will maximize value for our stockholders, providing immediate and substantial cash value. We believe that this acquisition will enable our vision and strategy: Transform, Accelerate, Simplify our business. TRANSFORM Imperva is undergoing a business model shift to subscription-based revenue. These transitions are difficult and tough to predict ... and as a public company, they are far more complex and challenging to navigate. The acquisition gives us added flexibility and focus as a private company as we transition to a subscription-based revenue model. ACCELERATE As we’ve seen from our Q2 and Q3 results, we are off to a good start As a private entity, we can be better positioned to focus on execution and drive to be a “world-class profitable growth company”. Thoma Bravo brings deep cybersecurity expertise, financial partnership, operational rigor and resources to help us scale and grow SIMPLIFY It is better for our current stockholders to take the certainty of the $55.75 stock price as we go through the transition vs the uncertainty of the market as evidenced by the long-term volatility in our stock.

About Thoma Bravo

© 2016 Imperva, Inc. All rights reserved.

IMPERVA

About Thoma Bravo

About Thoma Bravo Thoma Bravo is a leading technology-focused private equity firm that is known for its successful history of investments in the cybersecurity, application software, infrastructure software, and technology-enabled services sectors. Thoma Bravo has other well-known security companies in their portfolio, including SailPoint, LogRhythm, Barracuda Networks, Centrify and Digicert. Thoma Bravo is a strong financial partner with substantial experience and expertise. They’ve been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners. We intend to leverage Thoma Bravo’s deep industry experience to achieve these objectives.

What to Expect Next …

© 2016 Imperva, Inc. All rights reserved.

IMPERVA

What to Expect Next …

… in the Coming Weeks & Months We enter a go-shop period of 45 days, during which other potential acquirers may evaluate Imperva. After the expiration of the go-shop, we expect a stockholders meeting to vote on the acquisition, estimated to occur at the end of the fourth quarter or early first quarter. The transaction would close within a week of stockholders approving the deal. Until close, we will operate business as usual (no major changes), subject to certain pre-closing covenants in the merger agreement. We will stay focused on execution.

Where to go for information Chris will host an Imperva All Hands tomorrow and next week in Israel Please contact a member of CEO Staff FAQs are available on intranet Leaders are present and available for employees We are hosting daily Office Hours

REMINDER

Communications Guidelines

© 2016 Imperva, Inc. All rights reserved.

IMPERVA

REMINDER Communications Guidelines

Communications Guidelines Social Media: You can re-post any announcement the company has made public (i.e., press release). All Hands: You are expected to attend a live session to stay informed (there will be no recordings). External Inquiries: Please direct any external inquiries to the following leads: Media inquiries to Tami Casey Investor inquiries to Sunil Shah Analyst inquiries to Heli Erickson Customer inquiries to Mike Kietzman Partner inquiries to Jim Ritchings DO’s Social Media: Do not use social media to comment on or speculate about the transaction or post internal materials. (See Social Media Policy.) Slack: Do not communicate any information about the transaction using Slack, and we will not host a slack channel on the subject.   Competitively Sensitive Information: Until the transaction closes, do not share competitively sensitive information with Thoma Bravo or any of their affiliated companies or coordinate any sales or marketing activities with them.   If you have concerns about information you are being asked to provide please contact Shu White, General Counsel. DONT’s

Confidential Q&A

Additional Information and Where to Find It   In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement.  Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders.  These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Participants in the Solicitation   Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction.  Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018.  The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.  Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.   Forward-Looking Statements   This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “strategy”, “create”, “deliver”, “transform”, “achieve”, “will,” “would”, “believe”, “expect”, “estimate” and similar expressions or variations are intended to identify forward-looking statements. Actual results and the timing of certain events may differ significantly from those discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC.  Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Customer Email

Dear [Customer Name],

As a valued customer of Imperva, I wanted to reach out about an announcement we made today. Imperva announced that it has entered into an agreement to be acquired by Thoma Bravo, a leading technology-focused private equity firm with an excellent history of investing in growing cybersecurity businesses. This is exciting news for Imperva and for our customers.

You can read the full press release here.

At the close of the transaction, Imperva will become a private company and we believe will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in our core focus areas of data and application protection solutions to help our customers navigate the increasingly complex cybersecurity and threat landscapes. Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners, and we intend to leverage their deep industry experience to achieve these objectives.

Our commitment to our customers remains – including a high level of engagement, exceptional service and support, and an innovative and competitive product suite.

It’s also important for you to know that for now:

•	There are no changes in day-to-day operations or our channel programs.

•	You should continue to deal with your current Imperva point of contact.

We expect the transaction to be completed late in the fourth quarter of 2018 or early in the first quarter of 2019, subject to stockholder approval and customary regulatory approvals. In the meantime, we are focused on serving our customers and partners, and executing a seamless transition.

If you have any questions, please contact me or your local account manager. We thank you for your continued support.

Best,

Dave Woodcock, SVP of Worldwide Sales

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “expect,” “will,” “intend,” “growth,” “should,” and similar expressions or variations are intended to identify forward-looking statements. Actual results and the timing of certain events may differ significantly from those discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Partner Email

Dear [Partner Name],

As a valued partner of Imperva, I wanted to reach out about an announcement we made today. Imperva announced that it has entered into an agreement to be acquired by Thoma Bravo, a leading technology-focused private equity firm with an excellent history of investing in growing security businesses. This is exciting news for Imperva and for our channel partners.

You can read the full press release here.

At the close of the transaction, Imperva will become a private company and we believe will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in our core focus areas of data and application protection solutions to help our customers navigate the increasingly complex cybersecurity and threat landscapes. Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners, and we intend to leverage their deep industry experience to achieve these objectives.

Our commitment to our partners remains – including a high level of engagement, exceptional service and support, and a competitive product suite.

It’s also important for you to know that for now:

•	There are no changes in day-to-day operations or our channel programs.

•	You should continue to deal with your usual point of contact at Imperva.

We expect the transaction to be completed late in the fourth quarter of 2018 or early in the first quarter of 2019, subject to stockholder approval and customary regulatory approvals. In the meantime, we are focused on serving our customers and partners, and executing a seamless transition.

If you have any questions, please contact me or your local account manager. We thank you for your continued support.

Best,

Jim Ritchings, VP of Global Channels

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “expect,” “will,” “intend,” “growth,” “should,” and similar expressions or variations are intended to identify forward-looking statements. Actual results and the timing of certain events may differ significantly from those discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Industry Analyst Email

Hi [Analyst’s Name],

I wanted to reach out personally and let you know about an announcement we made today. Imperva announced that it has entered into an agreement to be acquired by Thoma Bravo, a leading technology-focused private equity firm with an excellent history of investing in growing cybersecurity businesses. We expect the transaction to be completed late in the fourth quarter of 2018 or early in the first quarter of 2019, subject to stockholder approval and customary regulatory approvals.

You can read the full press release here.

At the close of the transaction, Imperva will become a private company and we believe will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in our core focus areas of data and application protection solutions to help our customers navigate the increasingly complex cybersecurity and threat landscapes. Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners, and we intend to leverage their deep industry experience to achieve these objectives.

Please reach out if you have any questions. I appreciate your support, and I look forward to this next chapter and continuing to work with you moving forward.

Best,

Heli Erickson, Director of Analyst Relations

Additional Information and Where to Find It

In connection with the proposed transaction, Imperva will file relevant materials with the Securities and Exchange Commission, or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Imperva will mail the definitive proxy statement and a proxy card to Imperva’s stockholders. These documents, as they may be amended or supplemented from time to time, will contain important information about the proposed transaction and Imperva stockholders are urged to read them carefully when they become available. Imperva stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings.

Participants in the Solicitation

Under SEC rules, Imperva’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Imperva stockholders in connection with the proposed transaction. Information about Imperva’s directors and executive officers and their ownership of Imperva common stock is set forth in Imperva’s proxy statement filed with the SEC on March 12, 2018. The proxy statement is available free of charge at the SEC’s website at www.sec.gov or at www.imperva.com/company/SECFilings. Information concerning the interests of Imperva’s participants in the solicitation, which may, in some cases, be different than those of Imperva’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Words such as “expect,” “will,” “growth,” and similar expressions or variations are intended to identify forward-looking statements. Actual results and the timing of certain events may differ significantly from those discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those described in Imperva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. Imperva undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.